Provisions - Actual data, key forecast assumptions, and a sensitivity analysis (Details) claims in Thousands, £ / claims in Millions	12 Months Ended
	Dec. 31, 2018 £ / claims claims
Disclosure of sensitivity analysis for actuarial assumptions [line items]
Customer initiated claims received and processed | claims	2,400	[1]
Average uphold rate per claim	89.00%	[2]
Average redress per valid claim | £ / claims	2,136	[3]
Customer initiated claims received and processed sensitivity analysis	50k=£117m	[1]
Average uphold rate per claim sensitivity analysis	1%=£6m	[2]
Average redress per valid claim sensitivity analysis	£100=£26m	[3]
Forecast expected member [Member]
Disclosure of sensitivity analysis for actuarial assumptions [line items]
Customer initiated claims received and processed | claims	290	[1]
Average uphold rate per claim	91.00%	[2]
Average redress per valid claim | £ / claims	2,233	[3]

[1]

Total mis-selling claims received directly by Barclays Group, including those received via CMCs but excluding those for which no PPI policy exists and excluding responses to proactive mailing. The sensitivity analysis has been calculated to show the impact a 50,000 increase or decrease in the number of customer initiated mis-selling policy claims would have on the provision level inclusive of operational processing costs

[2]

Average uphold rate per customer initiated mis-selling claim received dire ctly by Barclays Group and proactive mailings, excluding those for which no PPI policy exists. The sensitivity analysis has been calculated to show the impact a 1% change in the average uphold rate per claim would have on the provision level.

[3]

Average redress stated on a per policy basis for future customer initiated mis-selling complaints received directly by Barclays Group. The sensitivity analysis has been calculated to show the impact a £100 increase or decrease in the average redress per claim woul d have on the provision level